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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                Current Report


                 Filed pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported): September 1, 1998




                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                   -----------------------------------------
                (Exact name of issuer as specified in charter)





            DELAWARE                     0-11521              23-1701520
  (State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation or Organization)      file number)     Identification Number)




                            Four Country View Road
                               Malvern, PA 19355
                   (Address of principal executive offices)


                                (610) 647-5930
             (Registrant's telephone number, including area code)


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Item 2.           Acquisition or Disposition of Assets

         Systems & Computer Technology Corporation ("SCT") and Fygir Logistic Information Systems BV ("Fygir"), a leading provider of supply chain planning software, jointly announced on September 2, 1998, that Systems & Computer Technology International B.V., an indirect wholly-owned subsidiary of SCT, purchased all of the outstanding stock of Fygir. The purchase included all existing software, technology, and operations for a purchase price of $34.5 million in cash. The sellers of Fygir are unaffiliated with SCT. The purchase price for Fygir was determined by arm's-length negotiation between SCT and the sellers.

         Fygir, headquartered in The Hague, Netherlands, offers advance planning and scheduling products GRIP and FIT. Like SCT's ADAGE enterprise resource planning software, the products are object-based and focused on the special business needs of process industries.

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Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

(c)      Exhibits.

 2.1 Stock Purchase Agreement dated as of September 1, 1998 among SCT Holdings Corporation, Fygir Logistic Information Systems BV, Meunier BV, L. A. D. Holding BV, Egon de Waart Resource Management BV, Cyberfocus BV, Dupoirier Holding BV, Pieter Leijten and Jurriaan van der Lingen. (Pursuant to Item 601(b)(2) of Regulation S-K, the Appendices and Schedules to the Stock Purchase Agreement are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally a copy of any such Appendices and Schedules to the Securities and Exchange Commission upon request.)

 2.2 Assignment and Assumption Agreement dated as of September 1, 1998 between SCT Holdings Corporation and Systems & Computer Technology International B.V.

99.1 Press release dated September 2, 1998 titled "SCT Acquires Fygir Logistic Information Systems, Inc., A Supply Chain Planning Software Company".

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SYSTEMS & COMPUTER TECHNOLOGY CORPORATION


Date:  September 16, 1998   By: /s/  Eric Haskell
                               ---------------------
                                Name: Eric Haskell
                                Title: Senior Vice President, Finance and
                                       Administration, Treasurer and Chief
                                       Financial Officer

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                                 EXHIBIT INDEX



Exhibit
  No.                             Description
-------                           -----------

 2.1 Stock Purchase Agreement dated as of September 1, 1998 among SCT Holdings Corporation, Fygir Logistic Information Systems BV, Meunier BV, L. A. D. Holding BV, Egon de Waart Resource Management BV, Cyberfocus BV, Dupoirier Holding BV, Pieter Leijten and Jurriaan van der Lingen.

 2.2 Assignment and Assumption Agreement dated as of September 1, 1998 between SCT Holdings Corporation and Systems & Computer Technology International B.V.

99.1 Press release dated September 2, 1998 titled "SCT Acquires Fygir Logistic Information Systems, Inc., A Supply Chain Planning Software Company".